SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 5, 2005



                        ELECTRONIC CLEARING HOUSE, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                                0-15245                93-0946274
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


              730 Paseo Camarillo, Camarillo, California     93010
              ----------------------------------------------------
              (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (805) 419-8700


       --------------------------------------------------------------------
          (Former name or former address, if changes since last report)

SECTION  5     CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               On May 5, 2005, in accordance with the Bylaws of the Registrant, Mr. H. Eugene Lockhart was appointed as a member of the Registrant's Board of Directors. Mr. Lockhart is a Venture Partner with Oak Investment Partners responsible for the development and management of Oak's Financial Services Technology Portfolio. Mr. Lockhart was previously President and CEO of MasterCard International, President of the Global Retail Bank, Senior Vice Chairman of BankAmerica Corporation, and President of Consumer Services at AT&T. Mr. Lockhart currently sits on various public boards such as RJR/Nabisco Holdings, RadioShack Corporation, Dun & Bradstreet, Inc., IMS Health, Inc. and Asset Acceptance Capital Corporation. Mr. Lockhart received his undergraduate degree from the University of Virginia in Mechanical Engineering, and received an MBA from the Darden School at the University of Virginia.

               No arrangement or understanding exists between Mr. Lockhart and any other persons pursuant to which Mr. Lockhart was selected as a director.

               The Board of Directors expects that Mr. Lockhart will join the Board's Audit Committee, Compensation Committee and Governance and Nominating Committee.

               Since the beginning of the Registrant's last fiscal year, Mr. Lockhart has had no direct or indirect material interest in any transaction exceeding $60,000 to which the Registrant was a party.

ITEM  5.03     AMENDMENTS  TO  ARTICLES  OF  INCORPORATION  OR BYLAWS; CHANGE IN
               FISCAL YEAR

               Effective May 5, 2005, to enable Mr. Lockhart to be appointed, the Registrant's Board of Directors amended the first sentence of
               Section 2 of Article III of the Registrant's Bylaws to read as follows: "The present designated number of directors which constitute the board shall be six (6)." The prior provision designated the number of directors that constitute the board to five (5).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits

     none

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ELECTRONIC CLEARING HOUSE, INC.
                                                        (Registrant)



                                                By:  \s\Alice  Cheung
                                                      --------------------------
                                                  Alice L. Cheung, Treasurer &
                                                  Chief Financial Officer


Dated:  May 9, 2005